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                                                                   EXHIBIT 23(D)

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference into the Registration Statement on Form S-4 of Union Planters Corporation of our report dated February 23, 1996, which appears on page 30 of Financial Bancshares, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 and to the reference to our firm under the heading "Experts" in the prospectus.



                                                       /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
September 12, 1996